EXHIBIT 10.37

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 13, 2009, by and among SinoHub, Inc., a Delaware corporation (the “Company”), and those holders of common stock, $.001 par value, of the Company (“Common Stock”) that have executed signature pages hereto (each a “Stockholder” and collectively, the “Stockholders”) on or after the date hereof.

WHEREAS, SinoHub International, Inc., f/k/a SinoHub, Inc., a Delaware corporation (“Old SinoHub”), and the Stockholders are parties to certain stock purchase agreements which are listed on Schedule 1 attached hereto (the “Purchase Agreements”) pursuant to which the Stockholders (or their assignors) purchased shares of Series A Preferred Stock (“Series A Preferred”), Series B Preferred Stock (“Series B Preferred”) and Series C Preferred Stock (“Series C Preferred” and collectively with the Series A Preferred and Series B Preferred, the “Preferred Stock”) of Old SinoHub; and

WHEREAS, the Purchase Agreements provided for, among other things, certain registration rights with respect to the shares of Old SinoHub common stock issuable upon conversion of the Preferred Stock;

WHEREAS, pursuant to the provisions of a certain Agreement and Plan of Merger by and among the Company, SinoHub Acquisition Corp., Old SinoHub and Steven L. White, the then-principal stockholder of the Company dated May 12, 2008 (the “Merger Agreement”), the Preferred Stock was converted into shares of Common Stock of the Company(the “Shares”);

WHEREAS, on September 10, 2008, the Company entered into a Registration Rights Agreement with certain investors identified therein (the “September 2008 Registration Rights Agreement”);

WHEREAS, as a condition to the transactions consummated in connection with the September 2008 Registration Rights Agreement, the Stockholders waived their registration rights under the Purchase Agreements;

WHEREAS, the Company and the Stockholders desire to enter into this Agreement to, among other things, amend the Purchase Agreements to clarify the registration rights of the Stockholders following the consummation of the transactions contemplated by the Merger Agreement and the execution of the September 2008 Registration Rights Agreement; and

WHEREAS, each of the Purchase Agreements may be amended by an agreement duly executed by the Company and the holders of a majority of the “Registrable Securities” under such Purchase Agreement, as such term is defined in each of the respective Purchase Agreements.

NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Definitions.  As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“Advice” has the meaning set forth in Section 11(d).

“Allowed Delay” has the meaning set forth in Section 6(j).

“Board” has the meaning set forth in Section 6(j).

“Commission” means the Securities and Exchange Commission.

“Commission Comments” means written comments pertaining solely to Rule 415 which are received by the Company from the Commission to a filed Registration Statement, a copy of which shall have been provided by the Company to the Investors, which either (i) requires the Company to limit the number of Registrable Securities which may be included therein to a number which is less than the number sought to be included thereon as filed with the Commission or (ii) requires the Company to either exclude Registrable Securities held by specified Investors or deem such Investors to be underwriters with respect to Registrable Securities they seek to include in such Registration Statement.

“Costs and Expenses” means all of the costs and expenses relating to the Registration Statement involved, including but not limited to registration, filing and qualification fees, printing expenses, reasonable fees and disbursements of counsel to the Company and counsel for the Selling Investor (provided, however, that no more than one such counsel for all of the Selling Investor will be so designated on any occasion), and accounting fees; provided however, that underwriting discounts and commissions and reimbursable underwriters' expenses will be borne pro rata by the Holders of the Registrable Securities included in the Registration Statement.

“Cut Back Shares” has the meaning set forth in Section 2(f).

“Effective Date” means, as to any Registration Statement required to be filed pursuant to this Agreement, the earlier of the date which is within five (5) business days after the date on which the Commission informs the Company (i) that the Commission will not review the Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Registration Statement and the Company makes such request; provided that, if the Effective Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effective Date shall be the following business days.

“Effectiveness Period” means, as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the Effective Date of such Registration Statement and ending on the earliest to occur of (a) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Investors of the Registrable Securities included therein, or (b) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Investors without volume restrictions pursuant to Rule 144, in each case as determined by the counsel to the Company.

“Effective Time” has the meaning set forth in Section 2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” or “Holders” has the meaning set forth in Section 2.

“Indemnified Party” has the meaning set forth in Section 8(c).

“Indemnifying Party” has the meaning set forth in Section 8(c).

“Initial Registration Statement” means the Registration Statement of the Company filed on October 24, 2008.

“Initiating Holders” has the meaning set forth in Section 2.

“Losses” has the meaning set forth in Section 8(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means: (i) the Shares held by the Stockholder (including, without limitation, (a) Shares purchased by the Stockholder directly from Old SinoHub pursuant to the Purchase Agreements and (b) Shares acquired by a Stockholder by purchase, gift or other form of transfer either (I) prior to the date of this Agreement that complied with the terms of the Purchase Agreements or (II) subsequent to the date of this Agreement that complies with the terms hereunder) and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to the Shares.  Notwithstanding the foregoing, a security shall cease to be a Registrable Security for purposes of this Agreement from and after such time as (x) the security is sold or otherwise transferred by a person in a transaction in which rights under this Agreement are not assigned in accordance with this Agreement or (y) the Holder of such security may resell such security without volume restrictions under Rule 144, as evidence by an opinion of counsel reasonably acceptable to the Company.

“Registration Statement” means any registration statements required to be filed under this Agreement, including in each case the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Restriction Termination Date” has the meaning set forth in Section 2(f).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Restrictions” has the meaning set forth in Section 2(f).

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Holder” means a Holder whose Registrable Securities are included in a Registration Statement pursuant to the terms hereunder.

“Selling Holder Questionnaire” has the meaning set forth in Section 5.

“Shares” has the meaning set forth in the introduction above.

“Trading Day” means a day on which the New York Stock Exchange is open for trading..

2.     Required Registration.  If, at any time following the one hundred eightieth (180th ) day following the date on which the Initial Registration Statement is declared effective by the Commission (the “Effective Time”), the holders of at least fifty one percent (51%) of the Registrable Securities then outstanding (the “Initiating Holders”) (or, in the case of a request for registration on Form S-3, any holder of Registrable Securities (the “Holders”)) shall decide to sell or otherwise dispose of Registrable Securities of the Company then owned by such Holders, such Holders may give written notice to the Company of the proposed disposition, specifying the number of Registrable Securities so to be sold or disposed of (which must include at least fifty one percent (51%) of the Registrable Securities) and requesting that the Company prepare and file a registration statement (or the equivalent) under the Securities Act or any successor statute covering such Registrable Securities.

(a)           Notice.  Within 10 days thereafter, give written notice to the other Holders of such request and each of such other Holders shall have the option, for a period of ten (10) days after receipt by it of such notice from the Company, to include all or part of its Registrable Securities in such registration statement.

(b)           Obligation to File Registration Statement.  Use its best efforts to cause an appropriate Registration Statement covering such Registrable Securities to be filed with the Commission and to become effective as soon as reasonably practicable and to remain effective until the completion of the distribution of the Registrable Securities to be offered or sold but not longer than one hundred twenty (120) days after effectiveness of the Registration Statement.

(c)           Maximum Number of Demand Registrations.  The Company is obligated to effect only two (2) such registrations pursuant to this Section 2 on forms other than Form S-3.  The Company shall not be obligated to effect a registration prior to or during the six (6) month period commencing with the date of the Company’s initial public offering pursuant to which the Company receives gross proceeds of at least Five Million US Dollars (US$5,000,000) or any registration under the Securities Act in which Registrable Securities were registered.  The Company shall bear all of the Costs and Expenses of the two (2) Registration Statements on forms other than Form S-3, and all of the Costs and Expenses of each Registration Statement on Form S-3.  A demand for registration under this Section 2 will not count as such until it has become effective and unless the holders of Registrable Securities are able to register and sell at least eighty percent (80%) of the Registrable Securities requested to be included in such Registration Statement; provided, however, that if the Initiating Holders withdraw a request for registration before the Registration Statement becomes effective, then the Initiating Holders at their option either shall:  (i) bear the Costs and Expenses thereof pro rata on the basis of the number of shares requested to be included therein, or (ii) have such Registration Statement applied to and counted as one (1) of the two (2) Registration Statements for which the Company has agreed to bear the Costs and Expenses.

(d)           Deferral.  Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a Registration Statement pursuant to this Section 2, a certificate signed by the President, Chief Executive Officer or Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, then the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

(e)           Underwriting.  If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section and the Company shall include such information in the written notice referred to in subsection 2(a) hereof.  In such event, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.  All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company.  Notwithstanding any other provision of this Section, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be sold in the offering, then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered pursuant hereto, and the number of Registrable Securities that may be included in the offering shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwritten offering shall not be reduced unless all other securities of the Company are first entirely excluded from such underwritten offering and registration.

(f)            Cut Back Shares.  Notwithstanding anything to the contrary contained in this Section 2, if the Company receives Commission Comments, and following discussions with and responses to the Commission in which the Company uses its reasonable best efforts and time to cause as many Registrable Securities for as many Holders as possible to be included in the Registration Statement filed pursuant to Section 2(b) without characterizing any Holder as an underwriter, the Company is unable to cause the inclusion of all Registrable Securities, then the Company may, following not less than three (3) Trading Days prior written notice to the Holders (i) remove from the Registration Statement such Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the Commission may require in order for the Commission to allow such Registration Statement to become effective; provided, that in no event may the Company name any Holder as an underwriter without such Holder’s prior written consent (collectively, the “SEC Restrictions”).  Unless the SEC Restrictions otherwise require, any cut-back imposed pursuant to this Section 2(b) shall be allocated among the Registrable Securities of the Holders on a pro rata basis.  The required Effective Date for such Registration Statement will be tolled, until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date”).  From and after the Restriction Termination Date, all provisions of this Section 2 shall again be applicable to the Cut Back Shares (which, for avoidance of doubt, retain their character as “Registrable Securities”) so that the Company will be required to file with and cause to be declared effective by the Commission such additional Registration Statements as necessary to ultimately cause to be covered by effective Registration Statements all Registrable Securities (if such Registrable Securities cannot at such time be resold by the Holders thereof without volume limitations pursuant to Rule 144).

3.     Piggyback Registration.   If at any time following the Effective Time the Company shall propose the filing of a Registration Statement on an appropriate form under the Securities Act of any securities of the Company, but excluding Registration Statements relating to any registration under Section 2 or Section 4 or to any employee benefit plan or a corporate reorganization, then the Company shall give the Holders notice of such proposed registration and shall include in any Registration Statement relating to such securities all or a portion of the Registrable Securities then owned by such Holders, which such Holders shall request, by notice given by such Holders to the Company within thirty (30) days after the giving of such notice by the Company, to be so included.  In the event of the inclusion of Registrable Securities pursuant to this Section 3, the Company shall bear all of the Costs and Expenses of such registration; provided, however, that the Selling Holder shall pay, pro rata based upon the number of Registrable Securities included therein, the underwriters' discounts and compensation.  In the event the distribution of securities of the Company covered by a Registration Statement referred to in this Section 3 is to be underwritten, then the Company's obligation to include Registrable Securities in such Registration Statement shall be subject, at the option of the Company, to the following further conditions:

(a)   The distribution for the account of the Selling Holder shall be underwritten by the same underwriters who are underwriting the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement, and the Selling Holder will enter into an agreement with such underwriters containing customary provisions;

(b)   If the underwriting agreement entered into with the aforesaid underwriters contains restrictions upon the sale of securities of the Company, other than the securities which are to be included in the proposed distribution, for a period not exceeding one hundred eighty (180) days from the effective date of the Registration Statement, then such restrictions will be binding upon the Selling Holder and, if requested by the Company, the Selling Holder will enter into a written agreement to that effect; and

(c)   If the underwriters state in writing that they are unwilling to include any or all of the Selling Holder's securities in the proposed offering because such inclusion will materially interfere with the orderly sale and distribution of the securities being offered by the Company or others, then the number of Selling Holder Registrable Securities to be included will be reduced pro rata on the basis of the number of shares owned by such Holders, or there will be no inclusion of Selling Holder' Registrable Securities in the registration statement and proposed distribution, in accordance with such statement by the underwriters.

4.     Form S-3 Registration.  In the event that, following the Effective Time, the Company becomes eligible to use Form S-3 for the registration of its securities, and the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will:

(a)   Promptly give written notice of the proposed registration and the Holder's or Holders' request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities.

(b)   As soon as practicable, effect such registration and any related qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 4:

(1)          if Form S-3 is not available for such offering;

(2)          if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than One Million US Dollars (US$1,000,000);

(3)          if the Company shall furnish to the Holders a certificate signed by the President, Chief Executive Officer or Chairman of the Board of Directors  of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve (12) month period for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 4;

(4)          if the Company has, within the twelve (12) month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders pursuant to this Section 4; or

(5)          in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c)   Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 4 as soon as practicable after receipt of the request or requests of the Holders for such registration.  The Company shall pay all Costs and Expenses incurred in connection with the registration requested pursuant to this Section 4.

(d)           Form S-3 registrations shall not be deemed to be demand registrations as described in Section 2 above.

5.             Selling Holder Questionnaire.   Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Holder Questionnaire”) in connection with any notice provided to the Company by such Holder pursuant to Section 2, 3 or 4 above.  The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the filing date.

6.     Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented).  The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which it (i) characterizes any Holder as an underwriter, (ii) excludes a particular Holder due to such Holder refusing to be named as an underwriter, or (iii) reduces the number of Registrable Securities being registered on behalf of a Holder (except pursuant to, in the case of this subsection (iii), the Commission Comments), without, in each case, such Holder’s express written authorization.  Not less than three (3) business days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accounting firm to respond to such inquiries as shall be necessary to conduct a reasonable review of such documents.  The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in writing within three (3) business days of their receipt thereof.

(b)           (i)  Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement(s) and the disposition of all Registrable Securities covered by each Registration Statement.

(c)           Notify the Holders as promptly as reasonably possible of (i) the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (ii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (iii) the date upon which any Registration Statement or any post-effective amendment becomes effective; and (iv) the occurrence of any event that makes any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to any Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)           Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request.  The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(f)           Prior to any public offering of Registrable Securities, register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder may request, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement(s).

(g)           Use commercially reasonable efforts to cause all Registrable Securities relating to any Registration Statement to be quoted on the OTC Bulletin Board or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed, quoted or traded.

(h)           Upon the occurrence of any event contemplated by Section 6(c)(iv), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the applicable Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)           Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders all documents filed or required to be filed with the Commission, including, but not limited, to, earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 90 days after the end of any 12-month period if such period is a fiscal year commencing on the first day of the first fiscal quarter of the Company after the Effective Date of the applicable Registration Statement, which statement shall conform to the requirements of Rule 158.

(j)            If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board determines not to be in the Company’s best interest to disclose, or (iii) the Company is required to file a post-effective amendment to a Registration Statement to incorporate the Company’s quarterly and annual reports and audited financial statements on Forms 10-Q and 10-K, then the Company may (x) postpone or suspend filing of a Registration Statement for a period not to exceed thirty (30) consecutive days or (y) postpone or suspend effectiveness of a Registration Statement for a period not to exceed thirty (30) consecutive days (each, an “Allowed Delay”); provided that the Company may not postpone or suspend effectiveness of a Registration Statement under this Section 6(j) for more than 60 days in the aggregate during any 360 day period; provided, however, that no such postponement or suspension shall be permitted for consecutive thirty (30) day periods arising out of the same set of facts, circumstances or transactions.

7.             “Lock-up” or “Market Stand-Off” Agreement.  The Stockholder hereby agrees that he shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by the Stockholder (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act.  In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section 7 and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

8.     Indemnification.

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any violation of securities laws by the Company or any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex B hereto for this purpose) or (2), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)   Indemnification by Holders.   Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest would exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)           Contribution.  If a claim for indemnification under Section 8(a) or 8(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 8(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.  In no event shall any selling Holder be required to contribute an amount under this Section 8(d) in excess of the gross proceeds received by such Holder upon sale of such Holder’s Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

9.         Rule 144.

Until such time as all of the Registrable Securities may be sold pursuant to Rule 144 without restrictions on volume, as long as any Holder owns Shares or Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.  Until such time as all of the Registrable Securities may be sold pursuant to Rule 144 without restrictions on volume, as long as any Holder owns Shares or Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144 annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act; provided that the provisions of this sentence shall be of no further force and effect in the event of any sale of the Company or substantially all of its assets.

10.   Termination of Right of First Refusal.  The rights of first refusal provided by Section 8 of each of the Purchase Agreements to which a Stockholder is a party are hereby terminated.

11.   Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.  Without limiting the foregoing, this Agreement supersedes the registration rights provisions contained in Section 7 of each Purchase Agreement.

(c)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)           Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6(c) or 6(j), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this Section 11(e), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights or obligations of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, further that no amendment or waiver to any provision of this Agreement relating to naming any Holder or requiring the naming of any Holder as an underwriter may be effected in any manner without such Holder’s prior written consent.

(f)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	SinoHub, Inc.
6/F, Building 51, Road 5, Qiongyu Blvd.
Technology Park, Nanshan District
Shenzhen, People’s Republic of China 518057
Attn: Chief Executive Officer
Facsimile: +86-755-2661-2060

With a copy to:	Seyfarth Shaw LLP
Two Seaport Lane, Suite 300
Boston, MA 02210
Facsimile: (617) 946-4801
Attn.: Gregory L. White, Esq.

If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereto.

If to any other Person who is then the registered Holder:	To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(g)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(h)           Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(i)           Governing Law.  This Agreement shall be governed by and construed under the General Corporation Law of the State of Delaware as to all matters within the scope thereof and as to all other matters by the internal laws of The Commonwealth of Massachusetts as applied to agreements among Massachusetts residents entered into and to be performed entirely within Massachusetts, without reference to principles of conflict of laws or choice of laws.

(j)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)            Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(m)          Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of each other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document.  Each Investor acknowledges that no other Investor will be acting as agent of such Investor in enforcing its rights under this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

(n)           Termination of the Company's Obligations.  The Company shall have no obligations pursuant to Sections 2-4 hereunder with respect to:  (i) any request or requests for registration made by any Holder on a date more than five (5) years after the closing date of the Company's initial public offering; or (ii) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Sections 2-4 hereunder if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in a three (3) month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SINOHUB, INC.

By:	/s/ Henry T. Cochran
Name: Henry T. Cochran
Title: CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES OF INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF STOCKHOLDER

Henry T. Cochran

By:	/s/ Henry T. Cochran

ADDRESS FOR NOTICE

c/o:

Attention:

Street:	Coastal Rose Garden II 35-17C

Street:	Shekou, Nanshan District

City/State/Zip:	Shenzhen

Country:	P.R. CHINA

Postal Code:	518028

Tel:	+86-755-2661-2106

Fax:	+86-755-2661-2060

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF STOCKHOLDER

Wang Zan

By:	/s/ Wang Zan

ADDRESS FOR NOTICE

c/o:

Attention:

Street:	Rm 301, Unit 3, Building 27

Street:	Wan Quan Xin Xin Jia Yuan, Haidian District

City/State/Zip:	Beijing

Country:	P.R. CHINA

Postal Code:	100089

Tel:

Fax:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF STOCKHOLDER

Jan Reibo

By:	/s/ Jan Reibo

ADDRESS FOR NOTICE

c/o:

Attention:

Street:	64/38 M.6 Crystal Park, Soi Yothinpattana

Street:	Praditmanutham Road, Latprao Latprao

City/State/Zip:	Bangkok

Country:	Thailand

Postal Code:	10230

Tel:

Fax:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF STOCKHOLDER

Li Xian Qiu

By:	/s/ Li Xian Qiu

ADDRESS FOR NOTICE

c/o:

Attention:

Street:	Hua Qiao Cheng Chum Shui An

Street:	Building J, Apt 203, Nanshan District

City/State/Zip:	Shenzhen, Guangdong

Country:	P.R. China

Postal Code:	518129

Tel:

Fax:

SCHEDULE 1
PURCHASE AGREEMENTS

Series A Stock Purchase Agreement dated as of April 15, 2002 between SinoHub International, Inc. (f/k/a SinoHub, Inc.) (“Old SinoHub”) and Ronald J. Hollmeier

Series A Stock Purchase Agreement dated as of December 11, 2007 between Old SinoHub and Manfred J. Pfeifer

Series A Stock Purchase Agreement dated as of January 10, 2003 between Old SinoHub and Jan Reibo

Series A Stock Purchase Agreement dated as of May 31, 2001 by and between Old SinoHub and Zan Wang, Henry T. Cochran, and Jan Reibo

Series A Stock Purchase Agreement dated as of October 22, 2001 between Old SinoHub and Donald G. Thomas

Series A Stock Purchase Agreement dated as of April 30, 2004 between Old SinoHub and Zan Wang

Series B Stock Purchase Agreement dated as of May 12, 2005 between Old SinoHub and Jan Reibo

Series B Stock Purchase Agreement dated as of November 1, 2004 between Old SinoHub and Jan Reibo

Series C Stock Purchase Agreement dated as of November 27, 2007 between Old SinoHub, Li Xian Qiu and Zhang Yi

Series C Stock Purchase Agreement dated as of December 28, 2007 between Old SinoHub and Li Xian Qiu

Series C Stock Purchase Agreement dated as of December 14, 2007 between Old SinoHub and Ronald Cochrane

Annex A

(TO BE USED ONLY IN CONNECTION WITH A REGISTRATION OF SHARES UNDER THE AGREEMENT – DO NOT COMPLETE AT TIME OF SIGNING THE AGREEMENT)

SINOHUB, INC.

Selling Security Holder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”), of SinoHub, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of [_____________, 2009] (the “Registration Rights Agreement”), among the Company and the Investors named therein.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.	Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:

	(a)	Are you a broker-dealer?

Yes ☐		No ☐

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

	(b)	Are you an affiliate of a broker-dealer?

Yes ☐		No ☐

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐		No ☐

	Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.             The Company has advised each Selling Stockholder that it is the view of the Commission that it may not use shares registered on the Registration Statement to cover short sales of Common Stock made prior to the date on which the Registration Statement is declared effective by the Commission, in accordance with 1997 Securities and Exchange Commission Manual of Publicly Available Telephone Interpretations Section A.65.  If a Selling Stockholder uses the prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act.  The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under the Registration Statement.

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO +86-755-2661-2060 ATTENTION HARRY COCHRAN, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Henry T. Cochran
SinoHub, Inc.
Unit B, 17th Floor, Tins Plaza
3 San On Street
Tuen Mun, New Territories
Hong Kong, SAR
Tel: +852-2464-7178

Annex B

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or quoted or in private transactions.  These sales may be at fixed or negotiated prices.  The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv)the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Stockholder and/or the purchasers.  Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this Registration Statement in the ordinary course of such Selling Stockholder’s business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

The Company has advised each Selling Stockholder that it is the view of the Commission that it may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement shall have been declared effective by the Commission.  If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act.  The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.